UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 24, 2010

Birch Branch, Inc.
(Exact name of registrant as specified in charter)

Colorado	333-126654	84-1124170
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 W. Main Street, Suite 200 Littleton, CO 80120
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:	(303) 794-9450

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On May 24, 2010, Birch Branch, Inc. (the “Company”) issued a press release relating to an unauthorized press release regarding the Company, Shun Cheng Holdings HongKong Limited and Henan Shuncheng Group Coal Coke Co., Ltd.  The full text of the press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Press release, dated May 24, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Birch Branch, Inc.

Date:	May 24, 2010	By:	/s/ Timothy J. Brasel
Timothy Brasel President

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated May 24, 2010.